EXHIBIT 10.1

              AMENDED AND RESTATED WORKING CAPITAL PROMISSORY NOTE


$4,000,000.00                                                    July 29, 1996


         FOR VALUE RECEIVED, the undersigned, CONNECTICUT SUBACUTE CORPORATION, a Delaware corporation (the "Borrower"), by this Amended and Restated Working Capital Promissory Note (this "Note"), absolutely and unconditionally promises to pay to the order of HEALTH AND RETIREMENT PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (the "Lender"), on or before the maturity date as defined in paragraph 1 below, the principal sum of FOUR MILLION DOLLARS ($4,000,000) or so much thereof as may, from time to time be advanced and remain unpaid hereunder, together with interest thereon, at a rate per annum equal to the rate published from time to time in The Wall Street Journal as the "prime rate", plus one percent (1%), with each change in said prime rate to effect a corresponding change in the rate under this Note; payable monthly in arrears on the last day of each calendar month, commencing with the month in which this Note is executed. The entire principal balance, together with accrued outstanding interest and all other charges arising hereunder shall be due and payable on the Maturity Date.

1. Maturity Date. The maturity date of this Note (the "Maturity Date") shall be June 30, 1997.

2. Loan Funding. Upon the terms and subject to the conditions of this Note, the Lender agrees to lend to the Borrower such sums that the Borrower may request, from time to time, from the date hereof until but not including the Maturity Date, provided, that, the Borrower shall not be in default hereunder and the aggregate principal amount of such borrowings shall not exceed Four Million Dollars ($4,000,000) at any one time outstanding. The Borrower shall notify the Lender in writing or telephonically not later than 2:00 p.m. Boston time at least one business day prior to the date of the advance being requested ("Drawdown Date"). Subject to the terms hereof, the Lender shall advance the amount requested to the Borrower's bank account no. 1480-746-5 at State Street Bank and Trust Company, Boston, Massachusetts, in immediately available funds, or to such other account or in such other manner as may be mutually agreed by the Borrower and the Lender, not later than the close of business on such Drawdown Date.



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         The  Borrower  hereby   irrevocably   authorizes  the  Lender  to  make
         appropriate notations on Schedule 1 attached hereto, reflecting any advance to the Borrower of principal and any repayment thereof to the Lender. Failure of the Lender to make any such notation shall not, however, affect any obligation of the Borrower hereunder. The aggregate unpaid principal amount as recorded by the Lender from time to time shall constitute presumptive evidence or such amount. All payments of principal, interest and other charges arising hereunder shall be made to the Lender as its principal place of business at 400 Centre Street, Newton, Massachusetts 02158, or such other place as the Lender may from time to time direct.

3. Prepayment. The Borrower may, from time to time, make full or partial prepayments of the principal amount outstanding hereunder and such prepayment shall be without premium or penalty.

4. Interest. Interest shall be determined in all instances on the basis of the actual number of days elapsed divided by 360. Upon default, interest shall accrue at a rate per annum equal to the aggregate of five percent (5%) plus the rate provided for herein.

5. Setoff. All payments by the Borrower to the Lender shall be made without setoff or counterclaim, and free and clear of, and without deduction of, any kind (unless the Borrower is compelled by law to make such deduction or withholding). If any such obligation is imposed upon the Borrower with respect to any amount payable by the Borrower hereunder, the Borrower will pay to the Lender, on the date on which such amount becomes due and payable hereunder and in United States Dollars, such additional amount as shall be necessary to enable the Lender to receive the same net amount which it would have received on such due date had no such obligation been imposed upon the Borrower. If the Borrower shall be required by law to make such deduction or withholding, the Borrower will deliver to the Lender tax receipts or other appropriate evidence of payment.

6. Representations and Warranties. The Borrower represents and warrants to the Lender as follows:

         a.       Corporate Existence and Good Standing.

                  i. The Borrower is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation; and has the corporate power to own its property and conduct its business substantially as presently conducted by it;


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                  ii.      The  Borrower  has the power and  authority  to enter
                           into and to perform it obligations under this Note and carry out the transactions contemplated hereby; and

                  iii. The Borrower is qualified to do business in every jurisdiction in which its property or business as presently owned, conducted or contemplated makes such qualification necessary.

         b. Corporate Power, Consents; Absence of Conflict with Other Agreement, Etc. The execution, delivery and performance of this Note by the Borrower, and the transactions contemplated hereby and thereby:

                  i. are within the corporate powers of, and have been duly authorized by the Board of Directors of, and, to the extent required, by the stockholders of the Borrower;

                  ii. (i) do not require any approval or consent of, or filing (except for the filing of Uniform Commercial Code financing statements) with, any governmental agency or authority bearing on the validity of such instruments and transactions which is required by law or the regulations of any agency or authority and which has not been obtained or made, and (ii) are not in contravention of law or the terms of the
                           Borrower's charter documents, by-laws or any amendment thereof;

                  iii. will not conflict with or result in any breach or contravention of or the creation of any lien (except liens in favor of the Lender) under any indenture, agreement, promissory note, lease, contract, instrument or undertaking to which the Borrower is a party or by which the Borrower or its properties is bound.

         c. Binding Obligation. This Note is and will be the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights, and except that the availability of specific performance, injunctive relief or any other equitable remedy may be subject to the discretion of the court before which any proceedings for such remedy may be brought.



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         d.       Use of  Proceeds.  The  proceeds of the loans shall be used by the Borrower for general corporate purposes.

         e. No Other Indebtedness. The Borrower has no indebtedness other than indebtedness previously disclosed in writing to the Lender.

         f. No Default. No default or Event of Default has occurred and is continuing on or as of the date of this Note or will result from the funding of the loans hereunder.

         g. No Litigation, Etc. Except as previously disclosed in writing to the Lender, there is no pending or, to the best of the knowledge of the Borrower, threatened action, suit, proceeding or investigation before any court, governmental or regulatory body, agency, commission or official, board of arbitration or arbitrator against or affecting the Borrower, the outcome of which could materially adversely affect the financial position, business, operations or prospects of the Borrower or which could significantly impair the ability of the Borrower to perform its obligations under this Note.

         h. No Liens. None of the property, assets, income or revenue of the Borrower is subject to any liens, pledges, charges, security interests or other encumbrances of any kind, other than such as would be permitted by the provisions of Section 7 of this Note.

         i. No Untrue Representations. No representation or warranty made by the Borrower in this Note or in any other document furnished to the Lender by or on behalf of the Borrower in connection with the transactions contemplated hereby or thereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which they are made.

7. Covenants. The Borrower hereby covenants to the Lender that, so long as any amount remains outstanding under this Note:

         a. Maintain Existence. The Borrower will maintain its legal existence and good standing under the laws of its jurisdiction of organization, maintain its qualification to do business in each state in which the failure to do so would have a material adverse effect on the condition, financial or otherwise, of the Borrower, and maintain all of its rights and corporate privileges reasonably necessary to the conduct of its business.

         b. No Consolidations. The Borrower will not consolidate with or merge with or into or enter into or undertake any plan or agreement of consolidation or merger with any person or persons. The Borrower will not at any time sell, assign, transfer, lease (as lessor) or otherwise transfer all or any substantial part of its properties or assets to any person or persons (either by or through a single transaction or by or through a series of separate but related transactions).

         c.       No  Indebtedness.  The  Borrower  will not at any time create,
                  incur  or  assume,   or  become  or  be  liable  (directly  or
                  indirectly) in respect of, any indebtedness, other than:

                  i.       Oligations of the Borrower to the Lender;

                  ii. The liabilities of the Borrower for taxes, assessments and other governmental charges or levies, to the extent that payment thereof is not yet due or to the extent that such liabilities are being contested by the Borrower in good faith by appropriate proceedings and adequate reserves therefor are being maintained in accordance with generally accepted accounting principles:

                  iii. The liabilities of the Borrower as the endorser of negotiable instruments received by it in the ordinary course of its business and presented by commercial banks for collection or deposit;

                  iv. Current liabilities (exclusive of indebtedness for borrowed money) of the Borrower for trade payables and expense accruals and contractual obligations incurred by it in the ordinary course of its business; and

                  v. Indebtedness of the Borrower existing on the date hereof and previously disclosed to Lender.

         d. No Liens. The Borrower will not at any time create, assume, incur or permit to exist, any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind in respect of any of its property, assets, income or revenues of any character, whether heretofore or hereafter acquired by it, other than:

                  i. Security interests and other encumbrances in favor of the Lender;



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                  ii.      Liens for taxes,  assessments  or other  governmental
                           charges or levies not yet due and payable by the Borrower;

                  iii. Any materialmen's, mechanics', workmen's, repairmen's, landlords' or other like liens arising in the ordinary course of the business of the Borrower and not yet due and payable or with respect to which adequate reserves have been created and which do not exceed in the aggregate $50,000;

                  iv. any other minor title encumbrances which shall not, either individually or in the aggregate, restrict the use, marketability, or value of such property, assets, income or revenue;

                  v.       the security  interest  granted to the Lender hereby;
                           and

                  vi. liens incurred or pledges and deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance, pensions and other social security or governmental insurance benefits or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, operating leases, government contracts and franchises, payment and performance bonds and other similar non-material obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment of borrowed money.

         e. Investments. The Borrower will not make any investments in any person by loan, advance, guarantee of any indebtedness or creation or assumption of any other liability in respect of any indebtedness of any person, the acquisition by the Borrower of all or a substantial part of the stock, assets or properties of any person, or the transfer or sale of any property to any other person for less than payment in full in cash of the transfer or sale price or the fair value thereof (whichever of such price or value is higher).

         f. Dividends. The Borrower will not make any declaration or payment of any dividend or distribution on or in respect of any shares of any class of its capital stock or other equity interest or the capital stock or other equity interest of any other person (or any options, warrants, or rights to purchase or subscribe for the same), other than dividends or distributions payable solely in shares of common stock or similar common equity interests of the Borrower or of such other person; or the purchase, redemption, or other retirement of any shares of any class of capital stock or other equity interest of the Borrower or any other person (or any options, warrants, or rights to purchase or subscribe for the same), directly or indirectly through a subsidiary or otherwise; the return of capital by the Borrower or any other person to its shareholders or equity holders as such; and any other distribution on or in respect of any shares of any class of capital stock or other equity interest of the Borrower or any other person.

         g. Compromise of Accounts. The Borrower shall not compromise or adjust any accounts receivable (or extend the time for payment thereof) or grant any discounts, allowances or credits thereon.

         h. Books and Records. The Borrower shall at all times and from time to time allow the Lender, by or through any of its officers, agents, attorneys, or accountants, to examine, inspect or make extracts from the Borrower's books and records, and those of any related person and arrange for verification of accounts receivable, under reasonable procedures, directly with account debtors or by other methods; shall furnish to the Lender upon request additional statements of any accounts receivable, together with all notes or other papers evidencing the same and any guaranty, securities or other documents or information relating thereto; and shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Lender may require more completely to vest in and assure to the Lender its rights hereunder.

8. Default. The Lender, at its option, may declare the entire unpaid principal balance of this Note, together with charges, and accrued unpaid interest thereon to be immediately due and payable without demand, notice or protest (which are hereby waived) upon the occurrence of any one or more of the following events ("Events of Default") remaining uncured for ten (10) days with respect to items (a) and (b) below and remaining uncured for thirty (30) days after notice with respect to events (c) through (p) below:

         (a) The failure by the Borrower to pay upon demand (or when due if not payable on demand) any of the Borrower's liabilities, obligations, and indebtedness to the Lender (herein, the "Liabilities"); (b) the failure by the Borrower promptly, punctually, and faithfully to perform, discharge, or comply with any of the Borrower's Liabilities; (c) the determination by the Lender that any representation or warranty heretofore, now, or hereafter made by the Borrower to the Lender in any document, instrument, agreement, or paper was not


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true or accurate when made; (d) the occurrence of any event of default under any agreement between the Lender and the Borrower, or instrument or paper given the Lender by the Borrower, whether such agreement, instrument, or paper now exists or hereafter arises (notwithstanding that the Lender may not have exercised its rights upon default under any such other agreement, instrument, or paper); (e) any act by, against, or relating to the Borrower, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of the Borrower's property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of
the  Borrower,   or  the  occurrence  of  any  other  voluntary  or  involuntary liquidation or extension of debt agreement for the Borrower: the failure by the Borrower generally to pay the debts of the Borrower as they mature; adjudication of bankruptcy or insolvency relative to the Borrower; the entry of an order for relief or similar order with respect to the Borrower in any proceeding pursuant to the Bankruptcy Reform Act of 1978 (commonly referred to as the Bankruptcy
Code) or any other federal bankruptcy law; the filing of any complaint, application, or petition by or against the Borrower initiating any matter in which the Borrower is or may be granted any relief from the debts of the Borrower pursuant to the Bankruptcy Act or any other insolvency statute or procedure; the calling or sufferance of a meeting of creditors of the Borrower; the meeting by the Borrower with a formal or informal creditors' committee; the offering by, or entering into by, the Borrower of any composition, extension, or any other arrangement seeking relief or extension for the debts of the Borrower, or the initiation of any other judicial or nonjudicial proceeding or agreement by, against, or including the Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors; (f) the occurrence of any event or circumstance with respect to the Borrower such that the Lender deems itself insecure; (g) any change in the identity, authority, or responsibilities of the Borrower, its directors or officers or any individual having management or policy authority with respect to the Borrower without the prior consent of the
Lender;  (h)  the  termination  of  existence,   dissolution,   winding  up,  or
liquidation of the Borrower; (i) the merger or consolidation of the Borrower with or into any other corporation or other entity; (j) the occurrence of any of the foregoing Events of Default with respect to any guarantor, endorser, or surety to the Lender of the Liabilities; or the occurrence of any of the foregoing Events of Default with respect to any parent, subsidiary, or affiliate of the Borrower, as if such guarantor, endorser, surety, parent, subsidiary, or affiliate were the "Borrower" described herein; (k) the termination of any guaranty by any guarantor of the Liabilities; (l) the imposition of any lien upon any assets of the Borrower or the entry of any judgment against the Borrower which is not covered by insurance or remains unpaid for a period of more than thirty (30) days; (m) the entry of any court order which enjoins, restrains or in any way prevents the Borrower from conducting all or any part of its business affairs in the ordinary course; (n) the service of any process upon the Lender seeking to attach by mesne or trustee process any funds of the Borrower on deposit with the Lender; (o) the occurrence of any loss, theft, damage, destruction, encumbrance to or of any of the assets of the Borrower; and
(p) any act by or against, or relating to the Borrower or its assets pursuant to which any creditor of the Borrower seeks to reclaim or repossess or reclaims or repossesses all or any portion of the Borrower's assets. If item (a) preceding remains uncured for ten (10) days, a late charge equal to five percent (5%) of the outstanding installment shall accrue.

         In addition, at the Lender's option and without demand, notice or protest, the occurrence of any Event of Default shall also constitute a default under all other agreements between the Lender and the Borrower and under all other instruments and papers given the Lender by the Borrower.

9. Lender's Right of Setoff. Regardless of the adequacy of any collateral, during the continuance of an Event of Default, any deposits or other sums credited by or due from the Lender to the Borrower and any securities or other property of the Borrower in the possession of the Lender may be applied to or set off against the payment of any Liabilities or obligations of the Borrower under this Note and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to the Lender.

10. Security Interests. The Borrower's obligations hereunder shall be secured, and Borrower does hereby grant a security interest in, all accounts, accounts receivable, notes, drafts, instruments, contract rights, chattel paper, documents, securities, money and general intangibles now owned or hereafter received or acquired by or belonging or owing to the Borrower (including to the Borrower under any trade names, divisions or affiliates thereof) arising out of services rendered by the Borrower or from any other transaction relating to any facility owned or operated by the Borrower, (including, without limitation, any such obligation which would be characterized as an account, general intangible or chattel paper under the UCC) and all rights to receive payment under all third party reimbursement or payment agreements between the Borrower and any and all private insurance carriers or employee assistance programs, Blue Cross and/or Blue Shield, CHAMPUS, all Managed Care Plans, Medicare and Medicaid and any and all collateral or depository accounts with any bank into which proceeds of all or any portion of the foregoing may be deposited, and all of the Borrower's rights to any goods represented by any of the



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         foregoing and all moneys due or to become due to the Borrower under all contracts for the performance of services by the Borrower or in connection with any other transaction, now in existence or hereafter arising, together with all proceeds and products of each item of collateral in the foregoing categories.

11. Outstanding Amount. The Borrower and the Lender acknowledge and agree that, on and as of June 30, 1996, the outstanding principal amount of this Note is One Million, Three Hundred and Sixty-Five Thousand Dollars ($1,365,000).

12. Expenses. The Borrower will reimburse and indemnify the Lender for all out-of-pocket expenses, including, but not limited to, attorneys' fees and disbursements, incurred or expended in connection with the preparation or interpretation of this Note or any amendment hereof or thereof or with the enforcement of any obligations or the satisfaction of any indebtedness of the Borrower hereunder, or in connection with any litigation, proceeding or dispute hereunder in any way relating to the loans evidenced hereby.

13. Notices. All notices and other communications pursuant to this Note shall be in writing either delivered in hand or sent by certified or registered U.S. mail, postage prepaid and addressed as follows:

         (a) if to the Borrower, at 955 South Main Street, Middletown, Connecticut 06457, Attention: Treasurer;

         (b) if to the Lender, at 400 Centre Street, Newton, Massachusetts 02158, marked Attention: Treasurer;

or in either case, to such other address as the party to receive any such notice or other communication shall have designated by written notice to the other party. All periods of notice shall be measured from the date of delivery thereof, is delivered in hand, or from the date of mailing thereof, if mailed.

14. Governing Law. This Note shall take effect as an instrument under seal to be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

15. Usury. Notwithstanding any provision contained herein or contained in any mortgage, conditional assignment of rents, security agreement or other instrument or agreement now or hereafter executed in connection with the loan evidenced hereby, the maximum amount of interest and other charges in the nature thereof contracted for, or payable hereunder or thereunder, shall not exceed the maximum amount which may be lawfully contracted for, charged and received in this loan transaction all as determined by the final judgment of a court of competent jurisdiction, including all appeals therefrom.

16. Miscellaneous. (a) The rights and remedies herein expressed are cumulative and are not exclusive of any other rights which the Lender would otherwise have. All of the terms and provisions of this Note shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the Lender; provided, however, that, without limiting the generality of the foregoing, the Lender may assign or transfer its rights hereunder, in whole or in part, to any other person, by way of sales of undivided participations, or any other interest in the loans, or other similar means.

         (b) THE BORROWER WARRANTS, REPRESENTS, COVENANTS AND AGREES, AS A MATERIAL INDUCEMENT TO THE GRANTING OF THE LOAN EVIDENCED HEREBY, THAT ALL OF THE PROCEEDS OF THIS NOTE AND SAID LOAN SHALL BE USED FOR BUSINESS OR COMMERCIAL PURPOSES, AND NO PART OF SAID PROCEEDS SHALL BE USED FOR THE PURCHASE OF SECURITIES, OR FOR PERSONAL, FAMILY, HOUSEHOLD OR AGRICULTURAL PURPOSES.

         (c) The captions in this Note are for convenience of reference only and shall not define or limit the provisions hereof. This Note may be amended, and the performance or observance by the Borrower of any terms of this Note or any other instrument relating hereto or the continuance of any default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission shall act as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

         (d) This Note is given to amend and restate, and not in payment or satisfaction of, the Working Capital Promissory Note, dated October 15, 1992, in the original principal amount of $7,000,000, as amended, as a consequence of and to effect the changes set forth in this Note.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name by its duly authorized officer under seal on and as of the date first set forth above.

                                          CONNECTICUT SUBACUTE CORPORATION
Attest:


/s/Deborah DiCostanzo                     By:  /s/Mark J. Finkelstein
                                          Its: President